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PAGE 1



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           ________________________



                                  FORM 8-K/A

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                October 6, 1997



                                FMC CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                        1-2376                94-0479804
----------------------------          ------------          ------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)                File Number)          Identification No.)



             200 East Randolph Drive, Chicago, Illinois    60601
             -----------------------------------------------------
             (Address of principal executive offices)   (Zip Code)



                                (312) 861-6000
                        ------------------------------
                        Registrant's telephone number,
                              including area code
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This Form 8-K/A amends Form 8-K (dated October 6, 1997 and filed by Registrant on October 8, 1997) and Form 8-K/A (dated October 6, 1997 and filed by Registrant on October 16, 1997) by providing the full text of two exhibits with respect to which Registrant had previously sought confidential treatment.

Item 7.  Financial Statements and Exhibits

(c)  see Exhibit Index

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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  FMC CORPORATION



                                  By  /s/ William J. Kirby
                                     ------------------------------
                                     William J. Kirby
                                     Senior Vice President



Date: December 23, 1997
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Exhibit Index

Number in
Exhibit Table     Description
-------------     -----------
     10.1         Supplemental Agreement No. 1 to Purchase Agreement, dated as of August 25, 1997, by and among FMC Corporation, Harsco
                  Corporation, Harsco UDLP Corporation and Iron Horse
                  Acquisition Corp.

     10.2         Allocation and Contribution Agreement, dated as of August 25,
                  1997, by and among FMC Corporation, Harsco Corporation and
                  Harsco UDLP Corporation.